Exhibit 99.2 Fiscal Q3 2020 Earnings + August 5, 2020

Forward-Looking Statements and Non-GAAP Financial Measures Energizer Holdings, Inc. (the “Company”) and its management may make certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements represent the Company’s current expectations, plans or forecasts of its future results, revenues, expenses, capital measures, strategy, and future business and economic conditions more generally, and other future matters. These statements are not guarantees of future results or performance and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and are often beyond the Company’s control. Actual outcomes and results may differ materially from those expressed in these forward looking statements. Factors that could cause actual results or events to differ materially from those anticipated include, without limitation, the matters implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider the following uncertainties and risks, as well as the risks and uncertainties more fully discussed under Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 19, 2019, as amended in our Current Report on Form 8-K, filed with the SEC on April 15, 2020: (1) market and economic conditions; (2) market trends in the categories in which we compete; (3) impact of the COVID-19 outbreak on consumer demand, costs, product mix, the availability of our products, our strategic initiatives, our and our partners’ global supply chains, operations and routes to market; (4) our ability to integrate businesses, to realize the projected results of acquisitions of the Acquired Businesses (defined below) (the “Acquisitions”), including our ability to promptly and effectively integrate the global battery, portable lighting and power business (the “Acquired Battery Business”) and the global auto care business (the “Acquired Auto Care Business” or “GAC”, and together with the Acquired Battery Business, the “Acquired Businesses”) acquired from Spectrum Brands Holdings, Inc. (“Spectrum”); and to obtain expected cost savings, synergies and other anticipated benefits of the Acquisitions within the expected timeframe, or at all; (5) the impact of the Acquisitions on our business operations; (6) the success of new products and the ability to continually develop and market new products; (7) our ability to attract, retain and improve distribution with key customers; (8) our ability to continue planned advertising and other promotional spending; (9) our ability to timely execute strategic initiatives, including restructurings, and international go-to-market changes in a manner that will positively impact our financial condition and results of operations and does not disrupt our business operations; (10) the impact of strategic initiatives, including restructurings, on our relationships with employees, customers and vendors; (11) our ability to maintain and improve market share in the categories in which we operate despite heightened competitive pressure; (12) financial strength of distributors and suppliers; (13) our ability to improve operations and realize cost savings; (14) the impact of the United Kingdom’s future trading relationships following its exit from the European Union; (15) the impact of foreign currency exchange rates and currency controls, as well as offsetting hedges; (16) the impact of adverse or unexpected weather conditions; (17) uncertainty from the expected discontinuance of LIBOR and the transition to any other interest rate benchmark; (18) the impact of raw materials and other commodity costs; (19) the impact of legislative changes or regulatory determinations or changes by federal, state and local, and foreign authorities, including customs and tariff determinations, as well as the impact of potential changes to tax laws, policies and regulations; (20) costs and reputational damage associated with cyber-attacks or information security breaches or other events; (21) the impact of advertising and product liability claims and other litigation; and (22) compliance with debt covenants and maintenance of credit ratings as well as the impact of interest and principal repayment of our existing and any future debt. 2

Forward-Looking Statements & Non-GAAP Financial Measures The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. Forward- looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The Company reports its financial results in accordance with accounting principles generally accepted in the U.S. ("GAAP"). However, management believes that certain non-GAAP financial measures provide users with additional meaningful comparisons to the corresponding historical or future period. These non-GAAP financial measures exclude items that are not reflective of the Company's on-going operating performance, such as acquisition and integration costs and related items. In addition, these measures help investors to analyze year over year comparability when excluding currency fluctuations, acquisition activity as well as other company initiatives that are not on-going. We believe these non-GAAP financial measures are an enhancement to assist investors in understanding our business and in performing analysis consistent with financial models developed by research analysts. Investors should consider non-GAAP measures in addition to, not as a substitute for, or superior to, the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items being adjusted. We provide the following non-GAAP measures and calculations, as well as the corresponding reconciliation to the closest GAAP measure in the following supplemental schedules: A reconciliation of all non-GAAP financial metrics used can be found in the Appendix of this presentation: ‒ Adjusted Earnings Per Share (EPS) excludes the impact of the costs related to acquisition and integration and the loss on extinguishment of debt. ‒ EBITDA is defined as net earnings before income tax provision, interest and depreciation and amortization. Adjusted EBITDA further excludes the impact of the costs related to acquisition and integration and share based payments. ‒ Adjusted Free Cash Flow excludes the cash payments for acquisition and integration expenses and integration capital expenditures. These expense cash payments are net of the statutory tax benefit associated with the payment. ‒ Adjusted Gross Margin excludes any charges related to acquisition and integration charges. ‒ Organic revenue is the non-GAAP financial measurement of the change in revenue that excludes or otherwise adjusts for the impact of acquisitions, operations in Argentina, and the impact of currency from the changes in foreign currency exchange rates. References to specific quarters and years pertain to our fiscal years, and references to the legacy and/or base business relate to the Energizer business prior to the completion of the Battery and Auto Care Acquisitions. 3

Well positioned during COVID-19 while pursuing long-term strategic objectives Health & Safety of Long-term Strategic Financial Strength Colleague and Business Objectives Continuity • Protocols to keep colleagues • Complete the integration in • Balanced approach to safe calendar 2021 and deliver capital allocation with a more than $100 million in focus on paying down debt • High customer order fill rates synergies • $600 million cash on hand • Global supply chain • Increase A&P to support (60% in U.S.) operating effectively Energizer’s leading brands • Extended debt maturities • Strengthening partnerships • Leverage broad portfolio to and reduced annual with customers gain new and expanded cash interest by $4.5 distribution in U.S. and million international markets. • Assess use of excess cash • Investment to accelerate to pay down debt at the auto care innovation end of calendar year • Auto care international 4 expansion

Organic sales growth driven by distribution gains and elevated demand for batteries Consolidated Net Sales Organic Net Sales Performance* $ USD Millions $647.2 $658.0 + Increased distribution in U.S. and several international markets (+270 basis points) + Replenishment volumes (+140 basis points), primarily NA battery sales, nearly offset by impact of the +3.4% pandemic (-130 basis points) from international organic* developing and distributor markets + Favorable pricing (+60 basis points) FY Q3 Organic Growth by Segment FY Q3'19 FY Q3'20 • Americas Segment: +7.2% For the quarter ended June 30 • International Segment: -6.2% Net sales include unfavorable foreign currency impact of Expect organic growth in FY Q4’20: $11.6 million • Distribution gains primarily in the U.S. • Elevated demand for batteries in the U.S. • Improving market conditions for batteries in developed * See Appendix for non-GAAP reconciliation international markets 5

Contributions from synergies led to gross margin expansion in Q3 versus the prior year Adjusted Gross Impacts on Adjusted Profit Margin* Gross Margin* + Contribution from synergies 40.0% 40.8% + Lower raw material costs +80 bps - Foreign currency headwinds of approximately $9 million FY Q3'19 FY Q3'20 - COGS COVID-19 related costs of For the quarter ended June 30 approximately $9 million * See Appendix for non-GAAP reconciliation 6

Fiscal 2020 outlook, including impact from COVID-19 NET SALES 9% to 10% Growth ADJUSTED EBITDA* Global Organic Growth $575M to $585M 1% - 1 1/2% ADJUSTED ADJUSTED EARNINGS PER SHARE* FREE CASH FLOW* $2.45 to $2.55 Greater than $300M Includes incremental negative impact of currency movements of approximately $14 million Expected FY 2020 Pre-Tax Impacts from COVID-19 Incremental costs in Cost of Products Sold $15 to $18 million The Fx and pre-tax impacts Reduced SG&A primarily due to decreased travel $7 to $8 million from COVID-19 are in relation to the original FY’20 guidance Increased Interest expense to provide liquidity $9 to $10 million * See Appendix for non-GAAP reconciliation 7 $17 to $20 million

Appendix 8

Non-GAAP Reconciliation: Consolidated Net Sales (amounts in millions) Organic revenue is the non-GAAP financial measurement of the change in revenue that excludes or otherwise adjusts for the impact of acquisitions, change in Argentina and impact of currency from the changes in foreign currency exchange rates as defined below: • Impact of Acquisitions. Energizer completed the Auto Care Acquisition on January 28, 2019 and the Battery Acquisition on January 2, 2019. These adjustments include the impact of the Acquisitions' ongoing operations contributed to each respective income statement caption for the first year's operations directly after the Acquisition date. This does not include the impact of acquisition and integration costs associated with any acquisition. • Change in Argentina Operations. The Company is presenting separately all changes in sales and segment profit from our Argentina affiliate due to the designation of the economy as highly inflationary as of July 1, 2018. For presentation purposes, the Company has recast Argentina's prior period operations as well. • Impact of currency. The Company evaluates the operating performance of our Company on a currency neutral basis. The impact of currency is the difference between the value of current year foreign operations at the current period ending USD exchange rate, compared to the value of the current year foreign operations at the prior period ending USD exchange rate. 9

Non-GAAP Reconciliation: Segment Net Sales (amounts in millions) Organic revenue is the non-GAAP financial measurement of the change in revenue that excludes or otherwise adjusts for the impact of acquisitions, change in Argentina and impact of currency from the changes in foreign currency exchange rates as defined below: • Impact of Acquisitions. Energizer completed the Auto Care Acquisition on January 28, 2019 and the Battery Acquisition on January 2, 2019. These adjustments include the impact of the Acquisitions' ongoing operations contributed to each respective income statement caption for the first year's operations directly after the acquisition date. This does not include the impact of acquisition and integration costs associated with any acquisition. • Change in Argentina Operations. The Company is presenting separately all changes in sales and segment profit from our Argentina affiliate due to the designation of the economy as highly inflationary as of July 1, 2018. For presentation purposes, the Company has recast Argentina's prior period operations as well. • Impact of currency. The Company evaluates the operating performance of our Company on a currency neutral basis. The impact of currency is the difference between the value of current year foreign operations at the current period ending USD exchange rate, compared to the value of the current year foreign operations at the prior period ending USD exchange rate. 10

Non-GAAP Reconciliations: Gross Profit Margin (amounts in millions) Adjusted Gross Margin as a percent of sales excludes the impact of costs related to acquisition and integration. 11

Non-GAAP Reconciliations: 2020 Outlook (amounts in millions) Adjusted Free Cash Flow Outlook. The Company is unable to provide a reconciliation to the full year 2020 Adjusted free cash flow in excess of $300 million due to uncertainty regarding the timing and amount of future acquisition and integration costs and related payments. 12